SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ______)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Magyar Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of MAGYAR BANCORP, INC. To Be Held On: February 20, 2025, 2:00 p.m. Eastern Standard Time at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 2/6/2025. Please visit http://www.astproxyportal.com/ast/24418/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers) E-MAIL: help@equiniti.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. Please call 732-342-7600 if you wish to obtain directions to attend the annual meeting and vote in person. MAIL: You may request a card by following the instructions above. 1. Election of Directors: NOMINEES: John S. Fitzgerald to serve for a three year term Thomas Lankey to serve for a three year term Joseph A. Yelencsics to serve for a three year term 2. An advisory vote (non-binding) on the frequency of stockholder voting on executive compensation. 3. An advisory vote (non-binding) to approve the compensation paid to our named executive officers. 4. The ratification of the appointment of S.R Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025; and Such other business as may properly come before the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 3 AND 4, AND “1 YEAR” ON PROPOSAL 2. Please note that you cannot use this notice to vote by mail.